Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 11-01-09 to 11-30-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Post petition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	December 30, 2009

Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee.  The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.  This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware.  Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB.  Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records.  As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan.  Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information.  In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan.  Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date.  However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted.  Further, claims have been filed in the bankruptcy case not currently recorded on WMI’s books that, if allowed, would change the reported balances for pre-petition liabilities.  The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
November 2009 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228		xxx4704	xxx4231	WMI
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	WMI Total	467 / 10450	467 / 10305	Inv Corp Total	Combined Total

Opening Balance - 10/31/2009	261,833,168	3,674,809,737	4,659	749,214	5,939,452	3,835,219	3,947,171,449	53,589,748	421,829	54,011,577	4,001,183,026

Receipts

Interest & investment returns	44,399	543,504	1	127	489	-	588,520	9,087	158,702	167,789	756,310
Tax refunds						5,047	5,047			-	5,047
Reimbursements/distributions from subs						-	-			-	-
Sales of assets/securities						-	-			-	-
Life insurance proceeds						67,011	67,011				67,011
Other miscellaneous receipts						187	187			-	187
Total Receipts	44,399	543,504	1	127	489	72,245	660,766	9,087	158,702	167,789	828,555

Transfers

Sweep to/(from) Money Market account					(4,000,000)	4,000,000	-			-	-
Transfer (to)/from Wells Managed Account					-	-	-		-	-	-
Total Transfers	-	-	-	-	(4,000,000)	4,000,000	-	-	-	-	-

Disbursements

Salaries and benefits						303,244	303,244	-	-	-	303,244
Travel and other expenses						44,511	44,511	-	-	-	44,511
Occupancy and supplies						145,190	145,190	-	-	-	145,190
Professional fees						4,227,870	4,227,870	-	-	-	4,227,870
Other outside services						448,767	448,767	-	-	-	448,767
Bank fees						22,817	22,817	-	-	-	22,817
US Trustee quarterly Fees						-	-	-	-	-	-
Directors fees						60,000	60,000	-	-	-	60,000
Taxes paid						-	-	-	-	-	-
Total Disbursements	-	-	-	-		5,252,398	5,252,398	-	-	-	5,252,398

Net Cash Flow	44,399	543,504	1	127	(3,999,511)	(1,180,153)	(4,591,633)	9,087	158,702	167,789	(4,423,843)

Cash - End of Month	261,877,567	3,675,353,241	4,660	749,341	1,939,941	2,655,066	3,942,579,816	53,598,836	580,531	54,179,367	3,996,759,183

GL Balance	261,877,567	3,675,353,241	4,660	749,341	1,939,941	2,655,066	3,942,579,815	53,598,836	580,531	54,179,367	3,996,759,182

Net value - short-term securities							637,989,995			221,054,810	859,044,805

Total Cash & Cash Equivalents							4,580,569,810			275,234,177	4,855,803,987

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
November 2009 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to monthly bank statements except that certain account ending in 9626 (the “Excluded Account”).  The Debtors’ standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

In May 2009, JPMorgan Chase Bank, National Association (“JPM”) started transitioning bank accounts from the WaMu deposit platform to the Chase deposit platform.  Since the transition began, JPM has only provided the Debtors with bank account statements for certain months.  We have not received a bank statement for the period covered by this MOR for the Excluded Account.  Therefore, we are unable to reconcile information related to the Excluded Account against a related bank statement.  We have continued to record interest income on the account consistent with prior practice and based on existing agreement with JPM.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended Nov 30, 2009

		Check		Amount Paid - Nov'09		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	09/01/09 - 09/30/09	Wire	11/20/09	$351,568.40	$14,121.43	$7,338,957.65	$254,678.63
Alvarez & Marsal	10/01/09 - 10/31/09	Wire	11/24/09	2,231,164.15	94,818.48	26,959,252.34	1,337,235.15
CONSOR Intellectual Asset Management				-	-	255,318.00	3,249.00
CP Energy Group, LLC	09/01/09 - 09/30/09	1964	11/20/09	8,000.00	-	71,285.71	159.47
Davis Wright Tremaine LLP				-	-	636,489.60	19,731.90
Elliott Greenleaf				-	-	214,675.20	22,810.02
FTI Consulting, Inc.	09/01/09 - 09/30/09	Wire	11/20/09	187,454.40	217.30	3,192,756.10	30,564.29
Gibson, Dunn & Crutcher LLP				-	-	582,682.55	10,074.98
Grant Thornton	09/01/09 - 09/30/09	1965	11/20/09	27,067.20	3,358.16	287,517.00	30,827.73
Joele Frank, Wilkinson Brimmer Katcher	09/01/09 - 10/31/09	1948	11/13/09	28,151.25	1,417.75	131,775.00	8,634.26
John W. Wolfe, P.S.	09/01/09 - 09/30/09	Wire	11/20/09	97,727.20	159.87	617,630.40	1,212.29
Kurtzman Carson Consultants LLC	09/01/09 - 09/30/09	Wire	11/20/09	58,492.04	-	1,256,506.97	-
McKee Nelson LLP / Bingham McCutchen LLP	09/01/09 - 09/30/09	Wire	11/24/09	312,542.80	1,379.16	1,316,128.80	28,700.74
Miller & Chevalier Chartered	09/01/09 - 09/30/09	1972	11/20/09	22,792.00	75.50	198,660.94	96.43
Milliman				-	-	29,697.49	-
Pepper Hamilton LLP	09/01/09 - 09/30/09	Wire	11/20/09	48,418.40	3,571.26	1,462,902.52	75,597.15
Perkins Coie LLP	08/01/09 - 08/31/09	Wire	11/05/09	54,419.20	4,106.90	1,195,307.95	56,961.95
PricewaterhouseCoopers LLP	08/01/09 - 08/31/09	Wire	11/05/09	138,977.20	16,616.06	1,197,797.60	152,681.99
Quinn Emanuel Urquhart Oliver & Hedges				-	-	2,797,116.40	85,083.63
Richards, Layton & Finger P.A.				-	-	272,235.60	30,058.16
Shearman & Sterling LLP				-	-	712,392.20	16,776.89
Silverstein & Pomerantz, LLP	12/01/08 - 08/31/09	1932	11/05/09	9,826.00	77.53	9,826.00	77.53
Simpson Thacher & Bartlett LLP	09/01/09 - 09/30/09	1977	11/20/09	4,552.40	-	420,473.35	11,028.77
Towers, Perrin, Forster & Crosby, Inc.				-	-	80,901.43	-
Weil, Gotshal & Manges LLP	07/01/09 - 07/31/09	Wire	11/05/09	486,326.00	20,471.82	12,228,436.80	350,623.29

Total				$4,067,478.64	$160,391.22	$63,466,723.60	$2,526,864.25

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
November 2009 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 11/1/09 to 11/30/09

	Washington Mutual, Inc.		WMI Investment Corp.
	November 2009	Cumulative to Date	November 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	601,954	11,731,553	39,412	574,857
Securities	276,102	3,681,541	-	2,976,201
Notes receivable - intercompany	46,341	1,023,338	-	1
Other	155	1,030,511	-	-
Total interest income	924,552	17,466,944	39,412	3,551,059
Earnings (losses) from subsidiaries and other equity investments	(2,198,010)	(202,754,353)	-	(23,722,803)
Gains (losses) from securities / investments	(2,430)	(10,461,207)	-	(112,282,081)
Other income	297,607	2,677,797	-	(0)
Total revenues	(978,281)	(193,070,819)	39,412	(132,453,825)

Operating expenses:
Compensation and benefits	409,181	5,686,819	-	-
Occupancy and equipment	93,979	1,212,305	-	-
Professional fees	125,724	8,066,025	-	148
Loss / (Income) from BOLI/COLI policies	(232,602)	(5,981,713)	-	-
Management fees / Transition services	50,000	2,051,012	-	-
Insurance	225,000	14,970,167	-	-
Other	194,067	1,515,417	14,386	422,820
Total operating expenses	865,349	27,520,033	14,386	422,969

Net profit (loss) before other income and expenses	(1,843,630)	(220,590,851)	25,026	(132,876,794)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization items	(1,843,630)	(165,562,851)	25,026	(132,876,794)

Reorganization items:
Professional fees	5,136,918	74,475,103	-	-
US Trustee quarterly fees	7,000	93,000	-	6,175
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	526,316	8,111,949	-	-
Total reorganization items	5,670,234	82,680,053	-	6,175
Net profit (loss) before income taxes	(7,513,864)	(248,242,904)	25,026	(132,882,969)

Income taxes	-	50	-	-

Net profit (loss)	(7,513,864)	(248,242,954)	25,026	(132,882,969)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
November 2009 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 11/30/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	11/30/09	9/26/08	11/30/09	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,580,569,810	4,018,083,009	275,234,178	52,974,376
Restricted cash and cash equivalents	94,741,216	145,668,884	-	-
Investment securities	70,348,048	59,688,627	-	266,444,881
Accrued interest receivable	695,367	413,253	(2,291)	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	477,528,528	742,680,150	22,187,560	22,187,560
Prepaid expenses	4,010,524	11,311,510	-	-
Cash surrender value of BOLI/COLI	88,810,116	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	40,189,032	65,952,708
Investment in subsidiaries	1,483,675,777	1,895,218,467	-	-
Notes receivable - intercompany	12,413,460	58,001,133	565,844,197	565,844,197
Fixed Assets	95,258	-	-	-
Other assets	80,154,466	23,489,277	-	-
Total assets	6,932,216,493	7,701,133,028	903,452,677	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	6,867,480	-	-	-
Taxes payable	-	-	-	-
Accrued wages and benefits	1,215,820	-	-	-
Other accrued liabilities	12,220,419	-	14,825	-
Rent and equipment lease payable	-	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	1,112,436	3,104,022	-	-
Total post-petition liabilities	21,416,154	3,104,022	14,825	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	1,613,991,512	1,613,991,512	-	-
Junior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,833	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	86,362,520	92,259,015	-	-
Other pre-petition liabilities	198	223	-	-
Total pre-petition liabilities	8,273,543,104	8,278,878,868	-	-

Total liabilities	8,294,959,259	8,281,982,890	14,825	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(753,790,541)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,741,804,781)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(248,242,954)	-	(132,882,969)	-
Total shareholders' equity	(1,362,742,766)	(580,849,862)	903,437,852	977,488,380

Total liabilities and shareholders' equity	6,932,216,493	7,701,133,028	903,452,677	977,488,380

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1:  Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•
Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time).  The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI.  If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange.  Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2:  Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $95 million includes $39 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $3 million held as part of a Rabbi Trust.

Note 3:  Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”).  This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $179 million.

Note 4:  Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities.  The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Note 5:  Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected.  Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets.  The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed.  The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.6 - $3.0 billion.  JPMorgan, the purchaser of substantially all of WMB’s assets, has asserted significant claims to the expected tax refunds.

On November 6, 2009, the Worker, Homeownership, and Business Assistance Act of 2009 (the “Act”) became enacted into law.  The Act provides, in pertinent part, that corporate taxpayers, subject to certain limitations, may elect to extend the permitted Net Operating Loss carryback period from two years to five years (with such taxpayers only receiving half this benefit in the fifth year).  WMI estimates such an election could result in additional refunds of up to approximately $2.6 billion, as to which there are competing claims of ownership.

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period.  Income tax expense contains minimum taxes paid in certain states.

Note 6:  Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting.  Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis.  Neither balance was reported as an intercompany balance.  WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
November 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		32,060.46	-	56,620.00	(62,552.46)	26,128.00					-
FICA -- Employee		4,803.46	-	7,852.50	(8,820.62)	3,835.34					-
FICA -- Employer		4,803.46	7,852.50	-	(8,820.62)	3,835.34					-
Unemployment		-	-	-	-	-					-
Income	*					-					-
Other						-					-
Total Federal		41,667.38	7,852.50	64,472.50	(80,193.70)	33,798.68	-	-	-	-	-

State and Local

Withholding	n/a
Sales	***
Unemployment		122.49	122.66	-	-	245.15
Disability		395.72	228.64	152.05	-	776.41
Real Property	n/a					-
Personal Property	n/a					-
Income	**	-	50.00		(50.00)	-
Other		858.82	887.44	-	-	1,746.26
Total State and Local		1,377.03	1,288.74	152.05	(50.00)	2,767.82	-	-	-	-	-

Total Taxes		43,044.41	9,141.24	64,624.55	(80,243.70)	36,566.50	-	-	-	-	-

NOTES

*	WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments.

**
WMI filed its return with the State of Montana indicating a tax liability of $50.  WMI has assumed the expense associated with this return was accrued prior to the petition date.  As discussed elsewhere in the MOR, WMI is currently reviewing its historical tax payable and receivable accounts.

***	WMI does not have any Washington or City of Seattle sales/use tax liability for the month of November.

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 11/01/2009 through 11/30/2009

Property Tax Filings:

No property tax returns were filed during the period 11/01/2009 through 11/30/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 11/01/2009 through 11/30/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	11/04/2009	11/04/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	11/18/2009	11/18/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI & Subs	Montana	Corporation license tax return	11/16/2009	10/15/2009
WMI	Texas1	Corporate franchise tax return	11/16/2009	11/16/2009

1	Washington Mutual Bank is designated as the "filing corporation" in Texas. As such, the 2008 Texas return was filed by Washington Mutual Bank. WMI was included in this filing as an affiliate.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of November 30, 2009

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

60th Street Advisors	$23,040.00	$-	$-	$-	$23,040.00
Akin, Gump, Strauss, Hauer & Feld LLP	1,172,397.66	-	-	-	1,172,397.66
AT&T	4,589.18	-	-	-	4,589.18
Bingham McCutchen LLP / McKee Nelson LLP	391,947.91	-	-	-	391,947.91
Bowne of Los Angeles, Inc.	15,294.52	-	-	-	15,294.52
CONSOR Intellectual Asset Management	28,278.00	-	-	-	28,278.00
CP Energy Group, LLC	22,062.17	-	-	-	22,062.17
Davis Wright Tremaine LLP	18,193.00	-	-	-	18,193.00
Elliott Greenleaf	127,903.35	-	-	-	127,903.35
FTI Consulting, Inc.	623,303.20	-	-	-	623,303.20
Gibson, Dunn & Crutcher LLP	36,373.70	-	-	-	36,373.70
Grant Thornton	64,018.50	-	-	-	64,018.50
John W. Wolfe, P.S.	254,814.40	-	-	-	254,814.40
JPMorgan Chase Bank	248,191.11	-	-	-	248,191.11
Lifewise Assurance Company	1,637.16	-	-	-	1,637.16
Mellon Investor Services, LLC	5,712.12	-	-	-	5,712.12
Miller & Chevalier Chartered	54,343.49	-	-	-	54,343.49
National Data Conversion Institute	39,221.68	-	-	-	39,221.68
NYSE Market, Inc.	381.75				381.75
Pepper Hamilton LLP	177,809.71				177,809.71
Perkins Coie LLP	144,136.59	-	-	-	144,136.59
PricewaterhouseCoopers LLP	489,794.50	-	-	-	489,794.50
Quinn Emanuel Urquhart Oliver & Hedges	1,003,012.42	-	-	-	1,003,012.42
Richards, Layton & Finger P.A.	89,328.98	-	-	-	89,328.98
Shearman & Sterling LLP	146,614.72	-	-	-	146,614.72
Silverstein & Pomerantz, LLP	8,706.50	-	-	-	8,706.50
Simpson Thacher & Bartlett LLP	17,110.90	-	-	-	17,110.90
Towers, Perrin, Forster & Crosby, Inc.	20,000.00	-	-	-	20,000.00
Weil, Gotshal & Manges LLP	1,639,262.58	-	-	-	1,639,262.58

Total	$6,867,479.80	$-	$-	$-	$6,867,479.80

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X